Notice of Guaranteed Delivery for Exercise of Warrants of GameStop Corp.
(Not to be used for Signature Guarantees)
This Notice of Guaranteed Delivery is provided by GameStop Corp. (the “Company”) with respect to the Company’s outstanding Warrants (the “Warrants”) to purchase shares of the Company’s Class A common stock, $0.001 par value per share (the “Common Stock”), issued under the Warrant Agreement, dated as of October 7, 2025 (the “Warrant Agreement”), among the Company, Computershare Inc. and its affiliate, Computershare Trust Company N.A., as Warrant Agent (the “Warrant Agent”). Each Warrant entitles the holder thereof to purchase one share of Common Stock for a cash exercise price of $32.00 per Warrant.
The Warrants will expire and cease to be exercisable at 5:00 p.m. New York City time on October 30, 2026.
The Company is offering holders of Warrants the opportunity to use this Notice of Guaranteed Delivery if they are unable to deliver their Warrants in connection with an exercise on a timely basis before 5:00 p.m. New York City time on October 30, 2026.
This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to exercise any Warrants if the holder is unable to deliver its Warrants in connection with an exercise on a timely basis before 5:00 p.m. New York City time on October 30, 2026. In addition to the payment of the exercise price of the Warrants ($32.00 per Warrant) in accordance with the Warrant Agreement, a fully and properly completed and executed Notice of Guaranteed Delivery must be delivered to the Warrant Agent at the address set forth below and must include a Guarantee by an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, prior to 5:00 p.m. New York City time on October 30, 2026.
Computershare Trust Company N.A.
150 Royall Street
Canton, MA 02021
Attention: Client Services
The method of delivery of the Notice of Guaranteed Delivery is at the option and risk of the holder but, if mail is used, registered mail properly insured is suggested. Wire instructions are available at the Depository Trust Company or may be requested directly from the Warrant Agent.
DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN ONE SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.
THIS NOTICE OF GUARANTEED DELIVERY TO COMPUTERSHARE TRUST COMPANY N.A. IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON AN ELECTION TO PURCHASE IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE ELECTION TO PURCHASE.
THE GUARANTEE INCLUDED HEREIN AS EXHIBIT A MUST BE COMPLETED.

EXHIBIT A
GUARANTEE
(Not to be used for signature guarantee)
The undersigned, a financial institution that is an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Warrant Agent the Warrants (i) to the addresses set forth above or (ii) pursuant to the procedure for book-entry transfer into the Warrant Agent’s account at The Depository Trust Company (DTC), the book-entry transfer facility, and any other documents required by the Warrant Agreement within one trading day after the date hereof. The financial institution understands that a properly completed and duly executed Notice of Guaranteed Delivery, in addition to the payment of the exercise price of the Warrants ($32.00 per Warrant) in accordance with the Warrant Agreement, must be in possession of the Warrant Agent prior to 5:00 p.m. New York City time on October 30, 2026.
The Eligible Institution that completes this form must communicate the guarantee to the Warrant Agent and must deliver the Warrants within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:
Address:
Area Code and Tel. No:
(Authorized Signature)
Name
(Please type or print)
Title:

Number of Warrants subject to Guaranteed Delivery:
DTC Number of Firm or Clearing Agent:
Funds Submitted:
Dated: